FOURTH AMENDMENT TO LOAN AGREEMENT

This FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of April 16, 2025 (this “Fourth Amendment”) is entered into by and among Falcon’s Beyond Global, LLC, a Delaware limited liability company (the “Borrower”), and FAST Sponsor II, LLC, a Delaware limited liability company (the “Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

RECITALS

WHEREAS, the Borrower and Universal Kat Holdings, LLC entered into that certain Loan Agreement, dated March 22, 2024, which provided for a one-year $1,250,000 term loan (as amended by the First Amendment, dated June 14, 2024, the Second Amendment, dated October 18, 2024, and the Third Amendment, dated November 26, 2024, the “Loan Agreement”);

WHEREAS, Universal Kat Holdings, LLC and Lender entered into that certain Equity and Debt Exchange Agreement, dated as of June 14, 2024, and that certain Assignment of Indebtedness, dated June 14, 2024 to assign all of Universal Kat Holdings LLC’s right, title, and interest in and to the Loan Agreement from Universal Kat Holdings, LLC to Lender; and,

WHEREAS, the Borrower has requested that the Lender make certain amendments to the Loan Agreement and Lender has agreed to make such amendments, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to the Loan Agreement. Effective as of the date hereof, subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein, the Loan Agreement is hereby amended as follows:

(a) Section 1(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b) Repayment. The Borrower shall repay the outstanding balance of the Loan on the accrued interest and penalty payments, as applicable, five (5) days following the date, on or before May 16, 2025, upon which the Borrower receives a distribution of funds from the Tenerife Sale (the “Maturity Date”).”

(b) The amendments to the Loan Agreement are limited to the extent specifically set forth in this Fourth Amendment and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

2. Acknowledgement and Confirmation. Borrower hereby (a) consents to this Fourth Amendment and agrees that this Fourth Amendment shall not limit or diminish the obligations of Borrower under, or release Borrower from any obligations under the Loan Agreement (as amended pursuant to this Fourth Amendment), (b) confirms and reaffirms its obligation under the Loan Agreement (as amended pursuant to this Fourth Amendment), (c) agrees that the Loan Agreement (as amended pursuant to this Fourth Amendment) remains in full force and effect and is hereby ratified and confirmed.

3. Representations and Warranties. To induce the Lender to enter into this Fourth Amendment, Borrower represents and warrants to the Lender that:

(a) Organization; Powers. The Borrower is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

(b) No Event of Default. No Event of Default will exist immediately after giving effect to this Fourth Amendment.

(c) Authorization; Enforceability. This Fourth Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed and delivered as of the date and year first written above.

FALCON’S BEYOND GLOBAL, LLC, as the Borrower By: /s/ Cecil D. Magpuri Name: Cecil D. Magpuri Title: Chief Executive Officer

[Signature Page to FOURTH AMENDMENT TO Loan Agreement]

FAST SPONSOR II, LLC, as the Lender By: /s/ Garrett Schreiber Name: Garrett Schreiber Title: Sole Member

[Signature Page to Fourth Amendment To Loan Agreement]